UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 23, 2021
SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01    Other Events.
Class A Distributions Authorized
On June 23, 2021, the board of directors (the "Board") of Sila Realty Trust, Inc. (the "Company") approved and authorized a daily distribution to the Company’s Class A stockholders of record as of the close of business on each day of the period commencing on July 1, 2021 and ending on July 31, 2021. The distributions for July 2021 will be calculated based on 365 days in the calendar year and will be equal to $0.001369863 per share of Class A common stock, which is equal to an annualized distribution of $0.50 per share of Class A common stock. The distributions declared for each record date in July 2021 will be paid in August 2021. The distributions will be payable to stockholders from legally available funds therefor.
Class I Distributions Authorized
On June 23, 2021, the Board approved and authorized a daily distribution to the Company’s Class I stockholders of record as of the close of business on each day of the period commencing on July 1, 2021 and ending on July 31, 2021. The distributions for July 2021 will be calculated based on 365 days in the calendar year and will be equal to $0.001369863 per share of Class I common stock, which is equal to an annualized distribution of $0.50 per share of Class I common stock. The distributions declared for each record date in July 2021 will be paid in August 2021. The distributions will be payable to stockholders from legally available funds therefor.
Class T Distributions Authorized
On June 23, 2021, the Board approved and authorized a daily distribution to the Company’s Class T stockholders of record as of the close of business on each day of the period commencing on July 1, 2021 and ending on July 31, 2021. The distributions for July 2021 will be calculated based on 365 days in the calendar year and will be equal to $0.001131781 per share of Class T common stock, which is equal to an annualized distribution of $0.41 per share of Class T common stock. The distributions declared for each record date in July 2021 will be paid in August 2021. The distributions will be payable to stockholders from legally available funds therefor.
Class T2 Distributions Authorized
On June 23, 2021, the Board approved and authorized a daily distribution to the Company’s Class T2 stockholders of record as of the close of business on each day of the period commencing on July 1, 2021 and ending on July 31, 2021. The distributions for July 2021 will be calculated based on 365 days in the calendar year and will be equal to $0.001131781 per share of Class T2 common stock, which is equal to an annualized distribution of $0.41 per share of Class T2 common stock. The distributions declared for each record date in July 2021 will be paid in August 2021. The distributions will be payable to stockholders from legally available funds therefor.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: June 23, 2021	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer